EXHIBIT 99.6

EXTENSION AND AMENDMENT

OF

CORPORATE ADVISORY AGREEMENT

WITH ANTCAMP ADVISORS, LLC.

DATED 9 FEBRUARY, 2005,

AS FURTHER ASSIGNED TO STEVEN ANTEBI

JUNE 13, 2005

This “Amended Corporate Advisory Agreement” is entered into this 12th day of July, 2005 by and between Steven Antebi or nominee (“SA” or the “Consultant”) and EGPI Firecreek, Inc., (“EGPI Firecreek, Inc.” or the “Company’).

This Agreement supersedes the agreement with AntCamp dated February 9, 2005. AntCamp is not a party to this Agreement.

I.

EXTENDED ENGAGEMENT.  EGPI FIRECREEK, INC. hereby extends and amends a Corporate Advisory Agreement dated the 9th day of February 2005 attached on Exhibit “A” hereto, as further assigned effectively to Steven Antebi or Nominee (herein referred to as SA), and acknowledged by legal opinion on June 13, 2005, and which now engages and retains SA as a Corporate Advisor to perform the Services (as that term is hereinafter defined) and SA hereby accepts such appointment on the terms and subject to the term, additional provisions, amendments, and conditions hereinafter set forth and agrees to use its best efforts in providing such Services.

II.

COMPENSATION.  In consideration for the Services rendered pursuant to the terms of this Amended Corporate Advisory Agreement, EGPI FIRECREEK, INC. agrees that Steven Antebi shall receive the following additional fully paid and non assessable compensation which shall serve to update,  add to, and amend the provisions of Section V. of the previous Agreement, as assigned:

1.

Equity Compensation.  For services rendered, SA (or any designee), in addition to the equity compensation received on or about February 9th, 2005, shall receive equity compensation in the amount of eight million (8,000,000) “Total” common restricted shares of the company with Registration Rights upon signing this agreement subject to the following provisions.

a.)

Four million of the total shares shall be issued immediately on or shortly after the signing of this amended Corporate Advisory Agreement to SA (or any designee) per its instructed information received in writing, email, or facsimile by the Company. The shares issued to SA (or any designee) shall be included in the Company’s current Registration statement Form SB-2 per a post filing amendment to be filed thereto. The warrants piggyback provisions shall be recognized as having both cash and cashless provisions.

b.)

Of the total shares, consideration is herewith granted to SA (or any designee) in the amount of Four million share warrants (4,000,000) with a five (5) year term at the strike price of six cents ($.06). The equity compensation (“Warrant”) and terms are listed in Exhibit “B” attached to this Amended Corporate Advisory Agreement hereto. The underlying stock for the warrants described above, shall be included in the Company’s current Registration statement Form SB-2 per a post filing amendment to be filed thereto. The warrants piggyback provisions shall be recognized as having both cash and cashless provisions.

 Steven Antebi agrees to file a 13D as or if required and where applicable.

2.

RESTRICTIONS.

a.

INVESTMENT INTENT. SA or any designee agrees that the shares being issued pursuant to this Agreement may be sold, pledged, assigned, hypothecate or otherwise transferred, with or without consideration (a “Transfer”), only pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act, the availability of which is to be established to the satisfaction of Company.

b.

RESTRICTED SECURITIES. The Lender understands common shares underlying this Agreement will be deemed as "restricted securities” under applicable U.S. federal and state securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that pursuant to these laws and applicable regulations, the SA or any designee must hold the Shares unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. SA or any designee further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the SA or any designee which are outside of the Company’s control, and as to which the Company is under no obligation and may not be able to satisfy. In this connection, the SA or any designee represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

c.

VOTING. To the extent available under Nevada Revised Statutes or a period of one year, SA or any designee agrees to Vote all shares held by SA or any designee, as reasonably available, with and for Management, including at elections, and issues presented to a vote of the Shareholders, from time to time, and therefore to be consistent in its voting with various terms of Voting Agreements in place with Management, and other Shareholders providing similar consent action by specific proxy or other acceptable written method.

III.

ADDITIONAL ADVISORY FEES. Section VI. Sub Sections 1. and 3. therein of the previous Corporate Advisory Agreement, as assigned to SA, shall be amended to read as follows:

Section V1. Sub Section 1. is hereby amended to read: EGPI FIRECREEK, INC. agrees to engage SA as a consultant in connection with future Business Transactions on terms mutually

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

agreeable in writing providing for Services commensurate with those provided under this Agreement and compensation payable to SA appropriate for the scope of services and the size of the proposed Business Transactions as long as SA has provided to EGPI Firecreek, Inc. by virtue of its current consulting work or introductions to debt or equity financing, a closed Business Transaction to the benefit of EGPI Firecreek Inc.

Section V1. Sub Section 3. is hereby amended to read: For any Business Transaction resulting in a Equity Financing closing at any time prior to the end of this Agreement, with respect to which SA has provided Services under this Agreement, SA will receive 13% “Total Cash Compensation” based on the Gross Investment received by the Company. At the election of SA, three percent (30%) of the total cash compensation may be exchanged for common restricted stock with a ceiling of eight ($0.08) cents per share, or warrants (the “Warrant”), with a strike price ceiling of eight ($0.08) cents per share. The terms of the common restricted stock and the warrant shall be attached and listed in Exhibit “C” hereto. EGPI FIRECREEK, INC. shall pay this compensation with respect to any Business Transactions for a period of 12 months after the termination of this Agreement. EGPI FIRECREEK, INC. acknowledges that such compensation shall be paid as part of the consideration for all services SA has provided which has resulted in a closed Equity Financing Business Transaction.

IV.

TERM AND TERMINATION. Section IX. Sub Section 1. therein of the previous Corporate Advisory Agreement, as assigned to SA, shall be amended to read as follows:

Section IX. Sub Section 1. is amended to read: From the date this Agreement is fully executed, the “Term” of this Agreement shall be eleven (11) months, unless terminated by either party, with or without cause, upon delivery of a 30 day written notice by one party to the other; provided, however, the termination or expiration of this Agreement shall not in any way limit, modify, or otherwise affect the rights of Steven Antebi to: (i) receive its entire compensation pursuant to the terms of this Agreement in connection with a Financing or M&A Transaction introduced or provided by Steven Antebi involving the Company during the Term of this Agreement or subsequent to the termination or expiration of this Agreement, (ii) receive reimbursement of approved expenses incurred by Steven Antebi up to the date of termination or expiration of this Agreement pursuant to the terms of Section V and VI hereof, and (iii) be protected by the indemnification rights, waivers and other provisions of this Agreement.  The Company hereby covenants and agrees that it shall not enter into any M&A Transaction unless the entity succeeding or surviving such M&A Transaction agrees in writing to be bound by all terms and conditions of this Agreement applicable to the Company, including, without limitation, the payment of all fees and expenses as provided herein.

V.

REMAINING TERMS AND PROVISIONS. All remaining terms and provisions contained in the Corporate Advisory Agreement dated the 9th day of February, 2005, and further as assigned, and therefore made by and between Steven Antebi or Nominee (“SA” or the “Consultant”) and EGPI  Firecreek, Inc., (“EGPI  Firecreek, Inc.” or the “Company’) on the 13th day of  June, 2005, shall all remain the same, unless modified in writing signed and agreed by each of the parties hereto.

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

STEVEN ANTEBI OR NOMINEE

EGPI  FIRECREEK, INC.

__________________________

____________________________

By: STEVEN ANTEBI OR NOMINEE

By: EGPI  FIRECREEK, INC.

Its:

Its: Chairman & CFO

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

EXHIBIT “A”

TO THE “AMENDED CORPORATE ADVISORY AGREEMENT” IS ENTERED INTO THIS 12TH DAY OF JULY, 2005 BY AND BETWEEN STEVEN ANTEBI OR NOMINEE (“SA” OR THE “CONSULTANT”) AND EGPI FIRECREEK, INC., (“EGPI FIRECREEK, INC.” OR THE “COMPANY’).

(To Be Attached to this Agreement on the Following Page)

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

CORPORATE ADVISORY AGREEMENT

This “Corporate Advisory Agreement” is entered into this 9th day of February 2005 by and between AntCamp Advisors, LLC (“AntCamp” or the “Consultant”) and EGPI  Firecreek, Inc., Inc. (“EGPI  Firecreek, Inc.” or the “Company’).

I.

ENGAGEMENT.  EGPI  FIRECREEK, INC. hereby engages and retains ANTCAMP as a Corporate Advisor to perform the Services (as that term is hereinafter defined) and ANTCAMP hereby accepts such appointment on the terms and subject to the conditions hereinafter set forth and agrees to use its best efforts in providing such Services.

II.

INDEPENDENT CONTRACTOR.  ANTCAMP shall be, and in all respects shall be deemed to be, an independent contractor in the performance of its duties hereunder, any law of any jurisdiction to the contrary notwithstanding.  ANTCAMP shall be solely responsible for making all payments to and on behalf of its employees and subcontractors, including those required by law, and EGPI  FIRECREEK, INC. shall in no event be liable for any debts or other liabilities of ANTCAMP.  ANTCAMP shall not, by reason of this Agreement or the performance of the Services, be or be deemed to be, an employee, agent, partner, co-venturer or controlling person of EGPI  FIRECREEK, INC., and ANTCAMP shall have no power to enter into any agreement on behalf of, or otherwise bind EGPI  FIRECREEK, INC..  Subject to the following sentence, ANTCAMP shall not have or be deemed to have, fiduciary obligations or duties to EGPI  FIRECREEK, INC. and shall be free to pursue, conduct and carry on for its own account (or for the account of others) such activities, employments, ventures, businesses and other pursuits as ANTCAMP in its sole, absolute and unfettered discretion, may elect.  Notwithstanding the above, no activity, employment, venture, business or other pursuit of ANTCAMP during the term of this Agreement shall conflict with ANTCAMP’s obligations under this Agreement or be adverse to EGPI  FIRECREEK, INC.’s interests during the term of this Agreement.

III.

SERVICES.

1.

Services.  ANTCAMP agrees to provide Corporate Advisory services to EGPI  FIRECREEK, INC., which shall include, but not be limited to, the following services (hereafter collectively referred to as the “Services”):

(a)

Advise and assist EGPI  FIRECREEK, INC. in identifying one or more individuals, firms or entities (the “Candidate(s)”) who may have an interest in providing debt or investment capital in the form of bridge Financing, private placement Financing, public equity Financing, any other sale of Securities or in pursuing a Business Transaction with EGPI  FIRECREEK, INC..  As used in this Agreement, the term “Business Transaction” shall be deemed to mean any form of merger, acquisition, joint venture, licensing agreement, product sales and/or marketing agreement, distribution agreement, combination and/or consolidation, involving EGPI  FIRECREEK, INC. and/or any of its affiliates and any

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

other entity.  For the purposes of this Agreement, "Security" shall mean:  (i) any stock or other security or ownership interest of the Company (or entity succeeding or surviving the Company in the case of an M&A Transaction) of the class, series and with the same terms as is issued in connection with a Financing or M&A Transaction (as defined below), as the case may be, or (ii) if no such stock, security or ownership interest is issued in connection with a Financing or M&A Transaction, the existing common stock or unit of ownership interest of the Company (or entity succeeding or surviving the Company in the case of an M&A Transaction).

(b)

Advise EGPI  FIRECREEK, INC. on obtaining introductions to potential institutional investors, merchant bankers, investment bankers or other institutions that may have an interest in participating in a Business Transaction with EGPI  FIRECREEK, INC..

(c)

Assist EGPI  FIRECREEK, INC. in preparing presentations to potential institutional investors, merchant bankers, investment bankers or other institutions that may have an interest in participating in a Business Transaction with EGPI  FIRECREEK, INC..  Such assistance shall include assisting EGPI  FIRECREEK, INC. in assembling all internal financial and operational information that a third party would expect to review in connection with its due diligence review of EGPI  FIRECREEK, INC., preparing an analysis of EGPI  FIRECREEK, INC.’s industry; preparing an executive summary of EGPI  FIRECREEK, INC.’s business plan and financial forecasts.  It is understood that EGPI  FIRECREEK, INC. shall be the author of all such materials, but that ANTCAMP will assist management of EGPI  FIRECREEK, INC. in preparing this information.

(d)

Assist EGPI  FIRECREEK, INC. in the selection and retention of one or more investor relations firms which may be retained by EGPI  FIRECREEK, INC. to provide information concerning EGPI  FIRECREEK, INC. to a variety of third parties through various media.

(e)

Advise EGPI  FIRECREEK, INC. on technical, legal and accounting due diligence aspects of acquiring related businesses, to enable well informed decision making methodology. Additionally, introduce appropriate interim strategies to efficiently merge cultural differences in rapidly changing financial structures.

(f)

Introduce EGPI  FIRECREEK, INC. to potential targets for acquisition.

(g)

Identify, analyze, structure and/or negotiate sales and/or acquisitions of other businesses, including without limitation, through merger, stock purchase, and any other structure relating to such sales or acquisitions

ANTCAMP shall not perform any services that would require it to hold a securities broker-dealer license or to register in any capacity with the U.S. Securities and Exchange Commission, the California Department of Corporations, or any other regulatory agency or SRO.

For purposes of this Agreement, a “Financing” shall mean any purchase of any debt or equity securities of the Company.  An “M&A Transaction” shall mean (i) any merger, consolidation, reorganization or other business combination pursuant to which the businesses of a third party are combined with that of the Company, (ii) the acquisition, directly or indirectly, by the Company of all or a substantial portion of the assets or common equity of a third party by way of negotiated purchase or otherwise, (iii) the acquisition, directly or indirectly, by a third party of all or a substantial portion of the assets or common equity of the Company by way of negotiated

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

purchase or otherwise, or (iv) any joint venture, licensing agreement, royalty agreement, distribution agreement or any similar transaction to which the Company is party.

2.

Best Efforts.   ANTCAMP shall devote such time and effort, as both parties deems commercially reasonable and adequate under the circumstances, to the affairs of EGPI  FIRECREEK, INC. to render the Services contemplated by this Agreement.  ANTCAMP is not responsible for the performance of any Services that may be rendered hereunder without EGPI  FIRECREEK, INC. providing the necessary information in writing prior thereto, nor shall ANTCAMP provide any services that constitute the rendering of any legal opinions or performance of work that is in the ordinary purview of the certified public accountant.  ANTCAMP cannot guarantee results on behalf of EGPI  FIRECREEK, INC., but shall pursue all reasonable avenues available through its network of contacts.  At such time as an interest is expressed by a third party, ANTCAMP shall notify EGPI  FIRECREEK, INC. and advise it as to the source of such interest and any terms and conditions of such interest.  The acceptance and consummation of any transaction is subject to acceptance of the terms and conditions by EGPI  FIRECREEK, INC. in its sole discretion.  It is understood that a portion of the compensation paid hereunder is being paid by EGPI  FIRECREEK, INC. to have ANTCAMP remain available to advise it on transactions on an as-needed basis.

3.

Availability of ANTCAMP.  In conjunction with the Services, ANTCAMP agrees to:

(a)

Make itself available to the officers of EGPI  FIRECREEK, INC. at a mutually agreed upon place during normal business hours unless mutually acceptable for reasonable periods of time, subject to reasonable advance notice and mutually convenient scheduling, for the purpose of advising EGPI  FIRECREEK, INC. in the preparation of such reports, summaries, corporate and/or transaction profiles, due diligence packages and/or other material and documentation (“Documentation”) as shall be necessary, in the opinion of ANTCAMP, to properly present EGPI  FIRECREEK, INC. to other entities and individuals that could be of benefit to EGPI  FIRECREEK, INC..

(b)

Make itself available for telephone conferences with the principal sales and/or operating officer(s) of EGPI  FIRECREEK, INC. during normal business hours.

4.

Authority to Engage Other Service Providers.  ANTCAMP shall have the authority to engage other third parties to assist it in providing services to EGPI  FIRECREEK, INC., and to pay compensation to such third parties, including but not limited to portions of its compensation to be received under this Agreement.  EGPI  FIRECREEK, INC. shall not be responsible for the fees or other charges of such third parties unless and to the extent that EGPI  FIRECREEK, INC. otherwise agrees with ANTCAMP or such third party.

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

IV.

EXPENSES.

1.

General Expenses.  It is expressly agreed and understood that each party shall be responsible for its own normal and reasonable out-of-pocket expenses which shall include, but shall not be limited to, accounting, long distance communication, and the printing and mailing of materials between the parties hereto; provided, however, that this shall not include expenses incurred by ANTCAMP in connection with the reproduction, printing or special delivery of Business Plans, Corporate Profiles or other similar documents, and such expenses shall be approved in advance and in writing by EGPI FIRECREEK, INC.

2.

Travel Expenses.  Any travel expenses incurred by ANTCAMP in the rendering of its Services hereunder shall be reimbursed by EGPI  FIRECREEK, INC. on a monthly basis.  This shall only apply to travel that is requested by or approved in advance and in writing by EGPI  FIRECREEK, INC..

V.

COMPENSATION.  In consideration for the Services rendered pursuant to this Agreement, EGPI  FIRECREEK, INC. agrees that ANTCAMP shall receive the following compensation:

1.

Equity Compensation.  ANTCAMP (or any designee) shall receive equity compensation in the amount of four million (4,000,000) common restricted shares of the company upon signing this agreement. ANTCAMP agrees to file a 13D as or if required and where applicable.

2.

RESTRICTIONS.

a.

INVESTMENT INTENT. Lender agrees that the shares being issued pursuant to  this Agreement may be sold, pledged, assigned, hypothecate or otherwise transferred, with or without consideration (a “Transfer”), only pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act, the availability of which is to be established to the satisfaction of Company.

b.

RESTRICTED SECURITIES. The Lender understands common shares underlying this Agreement will be deemed as "restricted securities” under applicable U.S. federal and state securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that pursuant to these laws and applicable regulations, the Lender must hold the Shares unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Lender further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

of sale, the holding period for the Shares, and on requirements relating to the Lender which are outside of the Company’s control, and as to which the Company is under no obligation and may not be able to satisfy. In this connection, the Lender represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

c.

VOTING. To the extent available under Nevada Revised Statutes or a period of one year, ANTCAMP agrees to Vote with and for Management, including at elections, and issues presented to a vote of the Shareholders, from time to time, and therefore to be consistent in its voting with various terms of Voting Agreements in place with Management, and other Shareholders providing similar consent action by specific proxy or other acceptable written method.

VI.

ADDITIONAL ADVISORY FEES.

1.

EGPI  FIRECREEK, INC. agrees to engage ANTCAMP as a consultant in connection with future Business Transactions on terms mutually agreeable in writing providing for Services commensurate with those provided under this Agreement and compensation payable to ANTCAMP appropriate for the scope of services and the size of the proposed Business Transactions as long as ANTCAMP has provided to EGPI Firecreek, Inc. by virtue of its current consulting work or introductions to debt or equity financing, a closed Business Transaction to the benefit of EGPI Firecreek Inc. in the amount of three million dollars ($3,000,000).

2.

Without limiting the generality of the foregoing Section 1, ANTCAMP shall receive compensation for successful M&A transaction involving the Company of six percent (6%) of the first million dollars ($1,000,000) of Consideration, four percent (4%) of the second million dollars ($2,000,000) of Consideration, two percent (2%) of the third million ($3,000,000) and a flat one percent (1%) of the total consideration that exceeds three million dollars ($3,000,000). Warrants may be included as additional Consideration for a successful M&A transaction. Any Warrants will be subject to terms, provisions and conditions then acceptable by the Company and ANTCAMP and set forth in exhibit “A” hereto. For the purposes of this Agreement, "Consideration" and any definition thereof shall be determined on a case by case basis, mutually agreeable in writing, and as then may be applicable.

3.

For any Business Transaction resulting in a Equity Financing closing at any time prior to the end of this Agreement, with respect to which ANTCAMP has provided Services under this Agreement, ANTCAMP will receive 10% of cash compensation. Warrant Compensation will be set forth in Exhibit “B” attached hereto. EGPI FIRECREEK, INC. shall pay this compensation with respect to any Business Transactions for a period of 18 months after the termination of this Agreement.  EGPI FIRECREEK, INC. acknowledges that such compensation shall be paid as part of the consideration for all services ANTCAMP has provided which has resulted in a closed Equity Financing Business Transaction.

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

4.

For any Business Transaction resulting in a Debt Financing closing at any time prior to the end of this Agreement, with respect to which ANTCAMP has provided Services under this Agreement, ANTCAMP will receive as a minimum 2% of cash compensation.

VII.

REPRESENTATIONS, WARRANTIES AND COVENANTS.

1.

Disclosure of Information.  EGPI  FIRECREEK, INC. covenants that it will provide ANTCAMP with complete, accurate and truthful information and with all material facts that will enable ANTCAMP to assist EGPI  FIRECREEK, INC. in the preparation of due diligence materials and reports that accurately describe EGPI  FIRECREEK, INC., its financial condition and business operations and do not contain any misleading information or omissions to state information that would make such materials or reports misleading.  ANTCAMP covenants that it will disclose information concerning EGPI  FIRECREEK, INC. only as required to perform its services hereunder or as approved by EGPI  FIRECREEK, INC..

2.

Cooperation and Delivery of Corporate Information.  EGPI  FIRECREEK, INC. will cooperate with ANTCAMP, and will promptly provide ANTCAMP with all pertinent materials and requested information in order for ANTCAMP to perform its Services pursuant to this Agreement

3.

Timely Information and Updates.  EGPI  FIRECREEK, INC. shall use its commercially reasonable efforts to keep ANTCAMP up to date and apprised of all business, market and legal developments related to EGPI  FIRECREEK, INC. and its operations and management, including the following:

(a)

copies of all amendments, revisions and changes to its business and marketing plans, banking agreements or debt facilities, bylaws, articles of incorporation, private placement memoranda, key contracts, employment and consulting agreements and other operational agreements;

(b)

copies of all communications, forms, reports and registration statements filed with any state or federal securities administrator, including without limitation, the Securities and Exchange Commission (the “SEC”), and the National Association of Securities Dealers, Inc. (“NASD”);

(c)

monthly, quarterly and annual financial statements, including balance sheets, income statements, cash flows and all other documents provided or generated by EGPI  FIRECREEK, INC. in the normal course of its business and requested by ANTCAMP from time to time.

4.

Corporate Authority.  Both EGPI  FIRECREEK, INC. and ANTCAMP have full legal authority to enter into this Agreement and to perform their respective obligations as provided for in this Agreement.  The individuals whose signatures appear below are authorized to sign this Agreement on behalf of their respective corporations.

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

5.

ANTCAMP Ability.  ANTCAMP represents and warrants to EGPI  FIRECREEK, INC. that (a) it has the experience and ability as may be necessary to perform all the required Services with a high standard of quality, (b) all Services will be performed in a professional manner, and (c) all individuals it provides to perform the Services will be appropriately qualified and subject to appropriate agreements concerning the protection of trade secrets and confidential information of EGPI  FIRECREEK, INC. which such persons may have access to over the term of this Agreement.

6.

Non-solicitation.  Pursuant to this Agreement, it is contemplated that ANTCAMP shall supply to the Company and its officers and directors certain information concerning investors.  Neither the Company, nor any of its majority owned or controlled entities, or any of their officers and directors, or any affiliates, associates, employees, consultants, or other related parties, shall, without the prior written consent of ANTCAMP, contact any of such investors and other entities introduced directly or indirectly by ANTCAMP to EGPI  FIRECREEK, INC. for the purpose of an investment in the Company or an investment in any other entity or enterprise controlled by or affiliated with the Company or its directors, officers or employees.   EGPI  FIRECREEK, INC., its controlled entities, officers, directors, affiliates, employees or other related parties shall not, either directly or indirectly, whether with or through any person, firm, partnership, corporation or other entity or venture now existing or hereafter created, solicit or employ, or attempt to solicit or employ, any person who is or has been within the preceding twelve (12) months an officer, director, partner, manager, agent, employee, subcontractor or consultant of ANTCAMP.

IX.

TERM AND TERMINATION.

1.

From the date this Agreement is fully executed, the “Term” of this Agreement shall be three (3) months, unless terminated by either party, with or without cause, upon delivery of a 30 day written notice by one party to the other; provided, however, the termination or expiration of this Agreement shall not in any way limit, modify, or otherwise affect the rights of ANTCAMP to: (i) receive its entire compensation pursuant to the terms of this Agreement in connection with a Financing or M&A Transaction introduced or provided by ANTCAMP involving the Company during the Term of this Agreement or subsequent to the termination or expiration of this Agreement, (ii) receive reimbursement of approved expenses incurred by ANTCAMP up to the date of termination or expiration of this Agreement pursuant to the terms of Section V and VI hereof, and (iii) be protected by the indemnification rights, waivers and other provisions of this Agreement.  The Company hereby covenants and agrees that it shall not enter into any M&A Transaction unless the entity succeeding or surviving such M&A Transaction agrees in writing to be bound by all terms and conditions of this Agreement applicable to the Company, including, without limitation, the payment of all fees and expenses as provided herein.

2.

In the event of early termination for any reason other than a breach of this Agreement by ANTCAMP, EGPI  FIRECREEK, INC. shall pay any compensation earned under the terms of this Agreement which has not yet been paid by EGPI  FIRECREEK, INC. to ANTCAMP, if any, including payment for all merger and acquisition activity as forth in Article VI, and reimburse ANTCAMP for all reasonable expenses incurred by ANTCAMP until the date of termination.

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

X.

CONFIDENTIAL DATA.

1.

ANTCAMP shall not divulge to others, and shall cause its affiliates not to disclose to others, any trade secret or confidential information, knowledge, or data concerning or pertaining to the business and affairs of EGPI  FIRECREEK, INC., obtained by ANTCAMP as a result of its engagement hereunder, except to the extent necessary for ANTCAMP to perform its services or as otherwise authorized in writing by EGPI  FIRECREEK, INC.  ANTCAMP represents and warrants that it has established appropriate internal procedures for protecting the trade secrets and confidential information of EGPI  FIRECREEK, INC., including, without limitation, restrictions on disclosure of such information to employees and other persons who may be engaged in rendering services to any person, firm or entity which may be a competitor of EGPI  FIRECREEK, INC..

2.

EGPI  FIRECREEK, INC. shall not divulge to others, any trade secret or confidential information, knowledge, or data concerning or pertaining to the business and affairs of ANTCAMP, obtained as a result of its engagement hereunder, unless authorized, in writing by ANTCAMP.

3.

ANTCAMP shall not be required in the performance of its duties to divulge to EGPI  FIRECREEK, INC., or any officer, director, agent or employee of EGPI  FIRECREEK, INC., any secret or confidential information, knowledge, or data concerning any other person, firm or entity, which ANTCAMP may have or be able to obtain other than as a result of the relationship established by this Agreement.  ANTCAMP shall notify EGPI  FIRECREEK, INC. of any arrangement(s) that is or could be considered competitive.

4.

EGPI  FIRECREEK, INC. agrees that all work product and materials generated by ANTCAMP are based on methodologies, processes and systems which are proprietary to ANTCAMP and constitute trade secrets of ANTCAMP.  As a result, EGPI  FIRECREEK, INC. shall not use and return all ANTCAMP work product and other ANTCAMP materials to ANTCAMP upon termination of this Agreement.

5.

The Company acknowledges that all advice (written or oral) given by ANTCAMP to the Company in connection with ANTCAMP 's engagement hereunder is intended solely for the benefit and use of the Company and its Board of Directors in considering a Financing or M&A Transaction to which the advice relates, and the Company agrees that no person or entity, including without limitation, the Company after the termination of this Agreement, shall be entitled to make use of or rely upon the advice of ANTCAMP, and no such opinion or advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor may the Company make any public references to ANTCAMP, or use ANTCAMP 's name in any annual reports or any other reports or releases of the Company without ANTCAMP 's prior written consent and unless ANTCAMP remains engaged as a consultant by the Company. It is understood that a Form 8-K filing for any Restricted Stock Compensation received hereunder is required for disclosure by the Company (Registrant) under the rules and regulations of the Securities and Exchange Commission.

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

XI.

OTHER MATERIAL TERMS AND CONDITIONS.

1.

Indemnity.

(a)

Indemnification by EGPI  FIRECREEK, INC..  EGPI  FIRECREEK, INC. agrees to indemnify and hold harmless ANTCAMP, its affiliates and their respective officers, directors, managers, partners, shareholders and agents, from any claims, lawsuits or litigation arising from disputes between EGPI  FIRECREEK, INC. and any third parties other than those arising from the gross negligence or willful misconduct of ANTCAMP.

(b)

Indemnification by ANTCAMP.  ANTCAMP agrees to indemnify and hold harmless EGPI  FIRECREEK, INC. from any claims, lawsuits or litigation arising from disputes between ANTCAMP and any third parties other than those arising from the gross negligence or willful misconduct of EGPI  FIRECREEK, INC..

2.

Arbitration.   The Parties hereto agree and acknowledge that this agreement is subject to the provisions of the Federal Arbitration Act.   Except to the extent described in the last sentence of this paragraph, any controversy or claim arising out of or relating to this engagement agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  Any arbitration proceedings will be conducted in Orange or Los Angeles Counties, California.  The arbitrator shall have no authority to award punitive damages or any other damages not measured by the prevailing party’s actual damages, and may not make any ruling, finding or award that does not conform to the terms and conditions of this engagement agreement.  Notwithstanding the foregoing, nothing contained in this engagement agreement shall be construed to restrict in any way the right of any party hereto to seek injunctive or similar equitable relief in any court of competent jurisdiction with respect to any threatened breach of the provisions of this agreement or any of the respective parties’ obligations hereunder.

3.

Attorneys Fees. In the event any of the parties hereto are required to commence any action or proceeding in order to enforce the obligations of the other parties hereto, then the prevailing party shall be entitled to reasonable attorney fees and costs incurred in any such action.

4.

Provisions.  Neither termination nor completion of the assignment shall affect the provisions of this Agreement, which shall remain operative and in full force and effect.

5.

Additional Instruments.  Each of the parties shall from time to time, at the request of others, execute, acknowledge and deliver to the other party any and all further instruments that may be reasonably required to give full effect and force to the provisions of this Agreement.

6.

Entire Agreement.  Each of the parties hereby covenants that this Agreement, together with the exhibits attached hereto as earlier referenced, is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the parties hereby with respect to the subject matter of this Agreement, and that there exists no oral

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

agreement or understanding or expressed or implied liability, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected.  There are no representations, warranties or covenants other than those set forth herein.

7.

Laws of the State of California.  This Agreement shall be deemed to be made in, governed by and interpreted under and construed in all respects in accordance with the laws of the State of California, irrespective of the country or place of domicile or residence of either party.

8.

Assignment.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that ANTCAMP may not assign any or all of ANTCAMP’s rights or duties hereunder without the prior written consent EGPI  FIRECREEK, INC., which consent shall not be unreasonably withheld.  Notwithstanding the foregoing, ANTCAMP may assign any portion of its Compensation as outlined herein to its employees, affiliates, sub-contractors or subsidiaries in its sole discretion. .  EGPI  FIRECREEK, INC. agrees that it shall require, as a condition of closing any Business Transaction in which EGPI  FIRECREEK, INC. is not the surviving entity but the shareholders of EGPI  FIRECREEK, INC. receive a majority of the voting interests of the surviving entity, that the surviving entity agree to assume the obligations of EGPI  FIRECREEK, INC. under this Agreement.

9.

Originals.  This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed an original and constitute one and the same agreement.  Facsimile copies with signatures shall be given the same legal effect as an original.

10.

Notices.  Each party shall at all times keep the other informed of its principal place of business if different from that stated herein, and shall promptly notify the other of any change, giving the address of the new place of business or residence.  Notices provided under this Agreement shall be provided in writing and delivered by hand, by facsimile transmission or by overnight courier.  Notices shall be deemed received upon personal receipt if personally delivered, upon completion of facsimile transmission with electronic evidence of receipt, or upon delivery with evidence of delivery.  Notices shall be delivered to the information set forth below the signatures of each party hereto, or to such other address, as a party shall have provided in writing to the other party.

11.

Modification and Waiver.  A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement.  The failure of any party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any other nature.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

AntCamp Advisors, LLC.

EGPI  FIRECREEK, INC.

/s/ on file

/s/ on file

__________________________

____________________________

By: Michael Campbell

By:

EGPI  FIRECREEK, INC.

Its: Managing Member

Its: Chairman & CFO

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

EXHIBIT “B”

TO THE “AMENDED CORPORATE ADVISORY AGREEMENT” IS ENTERED INTO THIS 12TH DAY OF JULY, 2005 BY AND BETWEEN STEVEN ANTEBI OR NOMINEE (“SA” OR THE “CONSULTANT”) AND EGPI FIRECREEK, INC., (“EGPI FIRECREEK, INC.” OR THE “COMPANY’).

TERMS OF WARRANT

(To Be Attached To This Agreement on the Following Page)

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

EGPI FIRECREEK, INC.

NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Warrant		Date:
4,000,000		July 12, 2005
EGPI FIRECREEK, INC.
Warrant Certificate

EGPI FIRECREEK, INC., (“EGPI”), certifies that, for value received, Steven Antebi, or registered assigns (the “Holder”), is the owner of a Warrant of EGPI (the “Warrant”).  The Warrant entitles the Holder to purchase from EGPI at any time prior to the Expiration Date (as defined below) up to 4,000,000 shares of Common Stock of EGPI.  This Warrant is issued pursuant to an Extension and Amendment Agreement, dated July 12, 2005 to a Corporate Advisory Agreement between Steven Antebi and EGPI.  The exercise price for the Warrant shall be $0.06 per share of Common Stock (the “Exercise Price”).  The Warrant Holder has paid $100 for this Warrant.

1.

Vesting; Expiration Date; Exercise

1.1

Vesting.  The Warrant granted hereunder shall be deemed fully vested, i.e., become exercisable as of the date hereof.

1.2

Expiration Date.  The Warrant shall expire five (5) years from date hereof (the “Expiration Date.”)  After the Expiration Date, the Warrant shall expire and be of no further force or effect.

1.3

Manner of Exercise.  The Warrant is exercisable by delivery to EGPI of the following (the “Exercise Documents”): (a) this Certificate (b) a written notice of election to exercise the Warrant; and (c) by payment of the Exercise Price in cash, by check in good funds, or by wire, or by cashless exercise, i.e., by surrendering that number of underlying shares as are equal in value to the aggregate exercise price for the amount of underlying shares as to which the Warrant is being exercised.  If the Company is then public, the value per share shall be determined by reference to the average 20-day closing price of the stock, if not public, in good faith by Holder after consultation with the Board of Directors of the Company.  Within 10 days following receipt of the foregoing, EGPI shall execute and deliver to the Holder: (a) a certificate or certificates representing the aggregate number of shares of Common Stock purchased by the Holder, and (b) if less than all of the shares covered by the Warrant evidenced by this Certificate is exercised, a new certificate evidencing the Warrant not so exercised shall be provided to Holder.

2.

Adjustments of Exercise Price and Number and Kind of Conversion Shares

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

2.1

In the event that EGPI shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; (c) combine its outstanding Common Stock into a smaller number of shares; (d) spin-off to its shareholders a subsidiary or operating-business unit; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock or the equivalent value it would have owned immediately following such action if it had exercised the Warrant immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.

2.2

In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 2.1 hereof or a change which solely affects the par value of such shares) or in the case of any merger or consolidation or merger in which EGPI is not the continuing corporation and which results in any reclassification or capital reorganization of the outstanding shares), the Holder shall have the right thereafter (until the Expiration Date) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation, by a Holder of the number of shares of Common Stock obtainable upon the exercise of the Warrant immediately prior to such event; and if any reclassification also results in a change in shares covered by Section 2.1, then such adjustment shall be made pursuant to both this Section 2.2 and Section 2.1.  The provisions of this Section 2.2 shall similarly apply to successive reclassifications, capital reorganizations and mergers or consolidations, sales or other transfers.

2.3

For a period of one year from the date hereof, in the event the Company shall issue any additional shares of Common Stock, common stock options, warrants, or other convertible securities exercisable or convertible into shares of Common Stock, the number of shares into which this Warrant is exercisable shall automatically be increased in direct proportion to the increase in such additional shares of Common Stock, warrants, options or convertible securities, and if such additional shares of Common Stock, options, warrants or convertible securities are issued at a price or exercise or conversion price below the exercise price of this Warrant, the exercise price of this Warrant shall be automatically reduced to such lower price as equals the price at which such additional shares of Common Stock warrants, options or convertible securities are issued.  This Section 2.3 shall not apply to EGPI issuing any securities in connection with a financing in which the price per share exceeds the exercise price of this warrant and shall not apply to EGPI issuing stock, options, or warrants under an employee stock plan duly adopted by the Board and limited to 15% of the outstanding equity securities of EGPI.

3.

Transfer.  Subject to compliance with applicable securities laws, the Warrant is transferable on the books of EGPI maintained for such purpose by EGPI in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer.  If less than all of the Warrant evidenced by this Certificate is transferred, EGPI will, upon transfer, execute and deliver to the Holder a new certificate evidencing the Warrant not so transferred.

4.

Reservation of Shares.  EGPI shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of Common Stock as shall from time to time be issuable upon exercise of the Warrant.  If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to permit the exercise of the Warrant, EGPI shall promptly seek such corporate action as may necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

5.

Certificate as to Adjustments.  In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of the Warrant, the Chief Financial Officer of EGPI shall compute such adjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

statement of the adjusted Exercise Price.  EGPI shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

6.

Loss or Mutilation.  Upon receipt of evidence reasonably satisfactory to EGPI of the ownership of and the loss, theft, destruction or mutilation of this Certificate, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of the Warrant, EGPI will execute and deliver in lieu thereof a new Certificate of like tenor as the lost, stolen, destroyed or mutilated Certificate.

7.

Representations and Warranties of EGPI hereby represents and Warrant to Holder that:

7.1

Due Authorization.  All corporate action on the part of EGPI, its officers, directors and shareholders necessary for (a) the authorization, execution and delivery of, and the performance of all obligations of EGPI under this Warrant, and (b) the authorization, issuance, reservation for issuance and delivery of all of the Common Stock issuable upon exercise of this Warrant, has been duly taken.  This Warrant constitute a valid and binding obligation of EGPI enforceable in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors’ rights generally and to general equitable principles.

7.2

Organization.  EGPI is a corporation duly organized, validly existing and in good standing under the laws of its incorporation and has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and as currently proposed to be conducted.

7.3

Valid Issuance of Stock.  Any shares of Common Stock issued upon exercise of this Warrant will be duly and validly issued, fully paid, and non-assessable.

7.4

Governmental Consents.  All consents, approvals, orders, authorizations or registrations, qualifications, declarations or filings with any federal or state governmental authority on the part of EGPI required in connection with the consummation of the transactions contemplated herein have been obtained.

8.

Notices of Record Date.

In case:

8.1

EGPI shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

8.2

of any consolidation or merger of EGPI with or into another corporation, any capital reorganization of EGPI, any reclassification of the capital stock of EGPI, or any conveyance of all or substantially all of the assets of EGPI to another corporation in which holders of EGPI’s stock are to receive stock, securities or property of another corporation; or

8.3

of any voluntary dissolution, liquidation or winding-up of EGPI; or

8.4

of any redemption or conversion of all outstanding Common Stock; then, and in each such case, EGPI will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification,

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

consolidation, merger, conveyance, dissolution, liquidation or winding-up.  EGPI shall use all reasonable efforts to ensure such notice shall be delivered at least 15 days prior to the date therein specified.

9.

Severability.  If any term, provision, covenant or restriction of the Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

10.

Notices.  All notices, requests, consents and other communications required hereunder shall be in writing and by first class mail or by registered or certified mail, postage prepaid, return receipt requested, and (other than in connection with the exercise of the Warrant) shall be deemed to have been duly made when received or, if sent registered or certified mail, postage prepaid, return receipt requested, on the third day following deposit in the mails: if addressed to the Holder, at the last address of such Holder on the books of EGPI; and if addressed to EGPI at EGPI FIRECREEK, INC., 6554 Smoke Tree Lane, Scottsdale, Arizona  85253, Attention:  Dennis Alexander or such other address as it may designate in writing.

11.

No Rights as Shareholder.  The Holder shall have no rights as a shareholder of EGPI with respect to the shares issuable upon exercise of the Warrant until the receipt by EGPI of all of the Exercise Documents.  Except as may be provided by Section 2 of this Certificate, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date EGPI receives all of the Exercise Documents.

EGPI FIRECREEK, INC.

By: __________________________________

Dennis Alexander

Chairman and CFO

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

EXHIBIT “A” -TO THE WARRANT

NOTICE OF EXERCISE

(To be signed only upon exercise of the Warrant)

To:

EGPI FIRECREEK, INC.

The undersigned hereby elects to purchase shares of Common Stock (the “Warrant Shares”) of EGPI FIRECREEK, INC.  (“EGPI”), pursuant to the terms of the enclosed warrant certificate (the “Certificate”).  The undersigned tenders herewith payment of the exercise price pursuant to the terms of the Certificate.

The undersigned hereby represents and Warrant to, and agrees with, EGPI as follows:

1.

Holder is acquiring the Warrant Shares for its own account, for investment purposes only.

2.

Holder understands that an investment in the Warrant Shares involves a high degree of risk, and Holder has the financial ability to bear the economic risk of this investment in the Warrant Shares, including a complete loss of such investment.  Holder has adequate means for providing for its current financial needs and has no need for liquidity with respect to this investment.

3.

Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant Shares and in protecting its own interest in connection with this transaction.

4.

Holder understands that the Warrant Shares have not been registered under the Securities Act or under any state securities laws.  Holder is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on transfer on the Warrant Shares may result in Holder being required to hold the Warrant Shares for an indefinite period of time.

5.

Holder agrees not to sell, transfer, assign, gift, create a security interest in, or otherwise dispose of, with or without consideration (collectively, “Transfer”) any of the Warrant Shares except pursuant to an effective registration statement under the Securities Act or an exemption from registration.  As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to EGPI any Transfer of the Warrant Shares by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, EGPI may require the contemplated transferee to furnish EGPI with an investment letter setting forth such information and agreements as may be reasonable requested by EGPI to ensure compliance by such transferee with the Securities Act.

Each certificate evidencing the Warrant Shares will bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE EXERCISED, SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Number of Warrant Exercised:  ______________

Dated:

[Name]

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.

EXHIBIT “C”

TO THE “AMENDED CORPORATE ADVISORY AGREEMENT” IS ENTERED INTO THIS 12TH DAY OF JULY, 2005 BY AND BETWEEN STEVEN ANTEBI OR NOMINEE (“SA” OR THE “CONSULTANT”) AND EGPI FIRECREEK, INC., (“EGPI FIRECREEK, INC.” OR THE “COMPANY’).

TERMS OF COMMON RESTRICTED STOCK

AND WARRANT

In Accordance With Section III.

And

Amended Section V1. Sub Section 3.

(To Be Attached To This Agreement on the Following Page When Applicable)

STEVEN ANTEBI OR NOMINEE

     EGPI  FIRECREEK, INC.